VANGUARD FLORIDA INSURED TAX-FREE FUND
                              PROSPECTUS SUPPLEMENT

                                NOVEMBER 12, 1997

Exchange Purchase Restriction

Between December 1, 1997, and January 1, 1998, exchanges into Vanguard Florida Insured Tax-Free Fund from any other Vanguard fund will be limited to amounts $500,000 or less.

This restriction is intended to prevent significant money movements into and out of the Insured Tax-Free Fund by short-term investors attempting to avoid the Florida intangible personal property tax. Such asset movements would make it difficult for the Fund's adviser to maintain a competitive yield for the Fund's remaining longer-term shareholders.

                                                                            PS18